UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2014

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 14, 2014, based on a representation from AstraZeneca Pharmaceuticals LP that the commercial launch of Epanova™ in the United States is not imminent, the United States District Court for the District of Delaware dismissed, without prejudice (i.e., preserving the ability for Amarin to later re-file the suit), Amarin’s complaint against Omthera Pharmaceuticals, Inc., and its parent company, AstraZeneca Pharmaceuticals LP. The complaint sought injunctive relief and monetary damages for infringement of Amarin’s U.S. Patent No. 8,663,662 (the “Patent”). In the complaint, Amarin alleged infringement of the Patent arising from the anticipated launch of EpanovaTM in the United States following the product’s FDA approval in May 2014. The court found that for the case to proceed, the launch of Epanova must be imminent. The court was persuaded by the defendants’ representation that Epanova™ would not be launched in 2014 and by the defendants’ representation that it would provide notice to Amarin prior to any product launch. The court indicated that it relied on those representations in rendering its decision and noted that they are binding on the defendants as a matter of judicial estoppel. Amarin intends to pursue this litigation vigorously if and when any such notice is received and plans to aggressively protect its intellectual property rights.

Patent litigation is a time-consuming and costly process. There can be no guarantee that Amarin will be successful in enforcing the Patent or that the Patent will not be successfully challenged and invalidated. Even if Amarin is successful in enforcing the Patent, the process could take years to reach conclusion.

Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements, including statements about Amarin’s plan to pursue the litigation vigorously and aggressively protect its intellectual property rights, whether Amarin will be successful in proceeding with the litigation and enforcing the Patent, the patent litigation process generally and whether Amarin will obtain the remedies sought. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include the following: events that could delay the litigation, interfere with the continued validity or enforceability of the Patent; Amarin’s ability generally to successfully enforce patent claims against third parties; Amarin’s decisions to devote sufficient resources to the case; and uncertainties associated generally with litigation. A further list and description of these risks, uncertainties and other risks associated with an investment in Amarin can be found in Amarin’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-Q. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

*        *        *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014	Amarin Corporation plc

	By:	/s/ John Thero
John Thero President and Chief Executive Officer